UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2014

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AOXING PHARMACEUTICAL COMPANY, INC.
(Exact name of registrant as specified in its charter)

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Florida	0-24185	65-0636168
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

444 Washington Blvd., Suite 3338, Jersey City, New Jersey 07310
(Address of Principal Executive Office) (Zip Code)

(646) 367 1747
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

As previously reported, on October 30, 2013 the Registrant received notice from NYSE MKT LLC that, based upon the financial statements contained in the Registrant’s Annual Report on Form 10-K for the year ended June 30, 2013, the Registrant (a) is not in compliance with Section 1003(a)(iii) of the NYSE MKT Company Guide since it reported stockholders’ equity of less than $6,000,000 at June 30, 2013 and has incurred losses from continuing operations and/or net losses in its five most recent fiscal years then ended, and (b) is not in compliance with Section 1003(a)(iv) of the Company Guide since it has sustained losses that are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the NYSE MKT, as to whether the Registrant will be able to continue operations and/or meet its obligations as they mature.  The Registrant further announced on December 4, 2013 that it had received notice from NYSE MKT LLC that, based upon the financial statements contained in the Registrant’s Quarterly Report on Form 10-Q for the period ended September 30, 2013, the Registrant (a) is not in compliance with Section 1003(a)(ii) of the NYSE MKT Company Guide since it reported stockholders’ equity of less than $4,000,000 at September 30, 2013 and has incurred losses from continuing operations and/or net losses in three of its four most recent fiscal years ended June 30, 2013.

The Registrant was afforded the opportunity to submit plans of compliance to the Exchange, and on November 8, 2013 the Registrant presented its plan of compliance with Section 1003(a)(iv).  On December 3, 2013 the Exchange notified the Registrant that it accepted the Registrant’s plan of compliance with Section 1003(a)(iv) and granted the Registrant an extension until March 1, 2014 to regain compliance with Section 1003(a)(iv).  On November 25, 2013 the Registrant presented its plan of compliance with Section 1003(a)(iii) and supplemented it on December 26, 2013.  On January 10, 2014 the Exchange notified the Registrant that it accepted the Registrant’s plan of compliance with Section 1003(a)(ii) and Section 1003(a)(iii) and granted the Registrant an extension until April 27, 2015 to regain compliance with Sections 1003(a)(ii) and 1003(a)(iii).

On February 28, 2014, the Exchange notified the Registrant that the period during which it will be permitted to regain compliance with Section 1003(a)(iv) has been extended to May 30, 2014.  The Registrant will be subject to periodic review by the Exchange Staff during the extension periods.  Failure to make progress consistent with the plans or to regain compliance with the listing standards by the ends of the extension periods could result in the Registrant being delisted from the NYSE MKT LLC.

On February 28, 2014 the Exchange also notified the Registrant that its review of the Registrant’s Form 10-Q for the quarter ended December 31, 2013 indicated that the Registrant is also not in compliance with Section 1003(a)(i) of the Company Guide since it reported stockholders’ equity of less than $2,000,000 at December 31, 2013 and has incurred losses from continuing operations and/or net losses in two of its three most recent fiscal years ended June 30, 2013.  The notice advised that the Registrant is not required to submit an additional plan of compliance, but will be permitted to supplement the plan of compliance submitted on November 25, 2013 and December 26, 2013 to address how it intends to regain compliance with Section 1003(a)(i) by April 27, 2015.  If the plan, as supplemented, is not accepted, the Registrant will be subject to delisting proceedings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Aoxing Pharmaceutical Company, Inc.

Date: March 4, 2014	By:	/s/ Zhenjiang Yue Zhenjiang Yue, Chief Executive Officer